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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 15, 1997


                  American Express Credit Account Master Trust
                           (Issuer in respect of the
              Class A Series 1996-1 6.80% Asset Backed Certificates
           and Class B Series 1996-1 6.95% Asset Backed Certificates)


                         American Express Centurion Bank
                   Co-Originator of the Trust and a Transferor
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

          Utah                    000-20787-01         11-2869526
----------------------------      ------------       ---------------
(State or other jurisdiction      (Commission        (IRS Employer
    of incorporation)             File Number)       Identification No.)

6985 Union Park Center, Midvale, Utah                    84047
---------------------------------------                  -----
(Address of principal executive offices)                (Zip Code)

      Registrant's telephone number, including area code   (801) 565-5000
                                                           --------------


              American Express Receivables Financing Corporation II
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------

        Delaware                   000-20787           13-3854638
----------------------------      -----------        -------------
(State or other jurisdiction      (Commission        (IRS Employer
    of incorporation)             File Number)       Identification No.)

200 Vesey Street, New York, New York                     10285
----------------------------------------                 -----
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (212) 640-4473

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Item 5.  Other Events

A.  Changes to Fees and Assessments for Certain Accounts.

     Certain fees and assessments connected to the Optima Card Accounts have been changed effective for billing periods closing in April 1997. The changes are as follows:

      * Delinquency Assessments - The Delinquency Fee is increased from $15 to $20 for each billing period in which the Account holder fails to pay at least the minimum payment by the payment due date.

      * Overlimit Fee - This fee is increased from $15 to $20 for each billing period in which the balance of the Account exceeds the credit limit for that Account.

      * Minimum Payment - the Minimum Payment is reduced to 1/50th of the outstanding balance.

      * Minimum Finance Charge - A Minimum Finance Charge of $.50 will be imposed on Accounts on which finance charges accrue.

      * Average Daily Balance - Fees (except insurance premiums and Express Cash fees) will now be included in the Average Daily Balance for purchases. This will result in finance charges accruing on these fees.


B.  Monthly Servicer's Certificate.

      On May 16, 1996, the Trust issued $865,000,000 Class A Series 1996-1 6.80% Asset Backed Certificates and $60,000,000 Class B Series 1996-1 6.95% Asset Backed Certificates (the "Class A Certificates" and the "Class B Certificates", respectively, and collectively, the "Series 1996-1 Certificates"), offered pursuant to a Prospectus Supplement dated May 9, 1996 to Prospectus dated May 9, 1996 and issued under the Pooling and Servicing Agreement (the "Agreement") dated as of May 16, 1996, and the Series 1996-1 Supplement dated as of May 16, 1996, to the Agreement (the "Series 1996-1 Supplement"). Interest on the
Series 1996-1 Certificates accrues from May 16, 1996 and is payable on July 15, 1996 and on the fifteenth day of each month thereafter (or, if such fifteenth day is not a business day, the immediately succeeding business day) (each, a "Distribution Date"). Principal with respect to the Class A Certificates and the Class B Certificates is scheduled to be distributed on the May 2001 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1996-1 Supplement.

      The Monthly Servicer's Certificate for the April 15, 1997 Distribution Date covering the Monthly Period February 25, 1997 to March 26, 1997, is filed as Exhibit 20.1 to this report.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

            20.1 Series 1996-1 Monthly Servicer's Certificate for the April 15, 1997 Distribution Date.
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                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  April 15, 1997


                                          AMERICAN EXPRESS CREDIT ACCOUNT
                                          MASTER TRUST


                                          AMERICAN EXPRESS CENTURION
                                          BANK,TRANSFEROR

                                          By:     ________________________
                                          Name:   Mark Hales
                                          Title:  Chief Financial Officer




                                          AMERICAN EXPRESS RECEIVABLES
                                          FINANCING CORPORATION II, TRANSFEROR


                                          By:     _________________________
                                          Name:   Leslie R. Scharfstein
                                          Title:  President


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                                  EXHIBIT INDEX
                                  -------------

Designation                      Description                              Page
-----------                      -----------                              ----
Exhibit 20.1             Series 1996-1 Monthly Servicer's Certificate       5
                         for the April 15, 1997 Distribution Date.

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